UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT

Information Statement Pursuant to Section 14c of the Securities Exchange Act of 1934
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☒	Preliminary Information Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

CAB-TIVE ADVERTISING, INC.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-1381192 (Commission File Number)	1800 Century Park East, Suite 600 Los Angeles, CA 90067 (Address of Principal Executive Offices and zip code)	20-5609647 (IRS Employer Identification No.)

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PRELIMNARY COPY

CAB-TIVE ADVERTISING, INC.
1800 CENTURY PARK EAST, #600
LOS ANGELES, CA 90067

Notice of Action by Written Consent
of a
Majority of the Outstanding Common Shares
taken as of November 9, 2007

TO THE STOCKHOLDERS OF CAB-TIVE ADVERTISING, INC.

Cab-tive Advertising, Inc. (“we” “us” “our” or “Company”) hereby gives notice to its stockholders that the holders of a majority of the Company’s outstanding shares of common stock (“Common Stock”), have taken action by written consent to:

1)	Approve the amendment to the Company’s Articles of Incorporation to change the name of the Company from Cab-tive Advertising, Inc. to Biogold Fuels Corporation; and

2)	Approve the adoption of the 2008 Equity Incentive Plan.

The stockholders have approved the corporate actions in lieu of a special meeting pursuant to Section 78.320 of the Nevada Revised Statutes “NRS”, which permits any action that may be taken at a meeting of the stockholders to be taken by the written consent to the action by the holders of the number of shares of voting stock required to approve the action at a meeting.  All necessary corporate approvals in connection with the matters referred to in this information statement have been obtained.  This information statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Securities and Exchange Act of 1934 (“Exchange Act”), and the rules thereunder, solely for the purpose of informing stockholders of these corporate actions before they take effect.  In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent will take effect 21 calendar days following the mailing of this information statement.

The details of the foregoing actions and other important information are set forth in the accompanying Information Statement.

This action has been approved by our Board of Directors and the holders of more than a majority of the Company’s common shares outstanding. Only stockholders of record at the close of business on November 9, 2007 are being given Notice of the Action by Written Consent. The Company is not soliciting proxies.

By Order of the Board of Directors of
CAB-TIVE ADVERTISING, INC.

/s/ Steve Racoosin
Chief Executive Officer and Director

Los Angeles, CA
November 13, 2007

WE ARE NOT ASKING YOU FOR A PROXY

AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

CAB-TIVE ADVERTISING, INC.
1800 CENTURY PARK EAST, SUITE 600
LOS ANGELES, CA 90067

INFORMATION STATEMENT

I)  GENERAL INFORMATION

ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

We are furnishing this Information Statement to all holders of our Common Stock, to provide you with information regarding, and a description of, an action which was taken by written consent in lieu of a special meeting of stockholders by the holders of a majority of our common stock on November 9, 2007, subject to the expiration of 20 days following the mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act. Effective November 9, 2007, the holders of about 58,889,638 shares, or approximately 58% of the Company’s then outstanding shares of Common Stock, executed a written consent in accordance with Section 78.320 of the NRS, approving the amendment to the Articles of Incorporation to change the Company’s name to Biogold Fuels Corporation and adopt the 2008 Equity Incentive Plan.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This is not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

Stockholders owning of record more than 58% of our outstanding common stock have irrevocably consented to the amendment of Articles of Incorporation to change the Company’s name to Biogold Fuels Corporation and adopt the 2008 Equity Incentive Plan.  The vote or consent of no other holders of our capital stock is required to approve this action.  Accordingly, no additional votes will be needed to approve this action.

This Information Statement is being mailed on or about November 13, 2007 to stockholders of record on November 9, 2007 (the “Record Date”). This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 under the Exchange Act.

DISSENTERS’ RIGHT OF APPRAISAL

Under Nevada law and our articles of incorporation and bylaws, no stockholder has any right to dissent to the adoption of stock option plan, or the proposed name change, and is not entitled to appraisal of or payment for their shares of our stock.

CORPORATE ACTIONS

AMENDMENT TO ARTICLES OF INCORPORATION
TO CHANGE NAME TO BIOGOLD FUELS CORPORATION
(ITEM 1)

On November 9, 2007, the action to amend the Company’s Articles of Incorporation to change the Company’s name from Cab-tive Advertising, Inc. to Biogold Fuels Corporation (the “Amendment”) was approved by written consent of the holders representing approximately 58% of the outstanding voting securities of the Company.

On November 9, 2007, the Board of Directors of the Company approved the Amendment. The Amendment to be filed with the Nevada Secretary of State is attached to this Information Statement as Exhibit A.

The approval of the Amendment requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On November 9, 2007, the action to approve the Amendment was approved by written consent of holders representing approximately 58% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the Amendment. You are hereby being provided with notice of the approval of the Amendment.

PURPOSE OF NAME CHANGE

The Board of Directors approved the Amendment to further the Company’s strategic business plan and ensure shareholder recognition of the Company. Approximately 80% of the Company’s shareholders were shareholders of Biogold Fuels Corporation, a Nevada corporation prior to exchanging their shares pursuant to a reverse merger that took place October 25, 2007. In order to pursue the Company’s plans to pursue the alternative fuels market and maintain shareholder recognition of the Company, the Board believes that the Amendment is in the best interest of the Company.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada
Secretary of State of a Certificate of Amendment to our Amended and Restated Articles of Incorporation. We intend to file the Certificate of Amendment twenty one days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF CAB-TIVE ADVERTISING, INC.

The change in the name of Cab-tive Advertising, Inc. to Biogold Fuels Corporation will be reflected in its stock records by book-entry in Cab-tive Advertising, Inc.’s books. For those shareholders that hold physical certificates, please do not destroy or send to Cab-tive Advertising, Inc. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

There will be no other effect on your rights or interest in shares of the Company that you hold. There are no material US Federal Income Tax Consequences to either the Company or its shareholders from the Amendment.

ADOPTION OF 2008 EQUITY INCENTIVE PLAN
(ITEM 2)

On November 9, 2007, the action to adopt the Company’s 2008 Equity Incentive Plan (the “2008 Plan”) was approved by written consent of the holders representing approximately 58% of the outstanding voting securities of the Company.

On November 9, 2007, the Board of Directors of the Company approved the 2008 Plan. The 2008 Plan is attached to this Information Statement as Exhibit B.

The approval of the 2008 Plan requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On November 9, 2007, the action to approve the 2008 Plan was approved by written consent of holders representing approximately 58% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the 2008 Plan. You are hereby being provided with notice of the approval of the 2008 Plan.

The Board of Directors approved the 2008 Plan to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Board believes that the ability to grant stock-based compensation, such as stock options, is important to the Company’s future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company’s success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company’s current employees and consultants.

SUMMARY OF THE 2008 PLAN

The principal terms and provisions of the 2008 Plan are summarized below. As a summary, the description below is not a complete description of all the terms of the 2008 Plan and is qualified in its entirety by reference to the full text of the 2008 Plan, which is appended as Exhibit B to this Information Statement.

TYPES OF AWARDS. Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, and stock grants and awards may be granted under the 2008 Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

NUMBER OF SHARES. Subject to adjustment as described below, the number of shares that would be available for grant of stock options under the 2008 Plan would be 10,000,000.

ADMINISTRATION. The 2008 Plan will be administered by the Compensation Committee of the Board of Directors which shall comprise at least 2 directors. If there is no Compensation Committee, the 2008 Plan shall be administered by the Board of Directors.

ELIGIBILITY. Grants under the 2008 Plan may only be made to Employees as defined in the 2008 Plan. Employees may include the Company’s Board of Directors or independent contractors providing services to the Company.

ADJUSTMENTS. In the event of a subdivision of the outstanding Common Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in the 2008 Plan, in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement

TRANSFERABILITY. An Award granted under the 2008 Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, except as approved by the Compensation Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution. Certain exceptions exist for an award holder to transfer their holdings into a trust as more specifically detailed in the 2008 Plan.

TERMINATION OF SERVICE. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least sixty (60) days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six (6) months if the Optionee’s Service terminates due to death or Disability.

AMENDMENT AND TERMINATION. The 2008 Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors and written consent of the majority shareholders of the Company. The 2008 Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date as determined by the Board of Directors. The Board of Directors may amend the 2008 Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the 2008 Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the 2008 Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

Unless sooner terminated pursuant to the terms of the 2008 Plan, the 2008 Plan will terminate on November 9, 2017.

TAX ASPECTS OF THE 2008 PLAN

FEDERAL INCOME TAX CONSEQUENCES. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the 2008 Plan under existing applicable provisions of the Internal Revenue Code (the “Code”) and the regulations adopted pursuant to such Code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the Code or other relevant law. The discussion does not address the consequences of state, local or foreign tax laws.

NONQUALIFIED STOCK OPTIONS. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

INCENTIVE STOCK OPTIONS. A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain, if any, will be long-term capital gains eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition,” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gains, depending on whether the shares were sold were sold more than one year or up to and through one year respectively, after the ISO was exercised.

The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes as ordinary income.

AWARDS UNDER THE 2008 PLAN. No awards have been made or granted to any officer or director under the 2008 Plan.

The information contained in this Information Statement constitutes the only notice we will be providing stockholders.

II)  INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

CHANGE IN CONTROL

On October 25, 2007, Cab-Tive Advertising, Inc., a Nevada corporation (“Cab-Tive”), completed a merger (the “Merger”) with Biogold Fuels Corporation, a Nevada corporation (“Biogold Fuels”). The Merger was effected pursuant to the terms of an Agreement and Plan of Merger (“Merger Agreement”), entered into on October 25, 2007, by and among Cab-Tive, Biogold Fuels and Cab-Tive Acquisition, Inc. a newly formed Nevada corporation and wholly-owned subsidiary of Cab-Tive (“Subsidiary”). Pursuant to the terms of the Merger Agreement, the Subsidiary was merged with and into Biogold Fuels, with Biogold Fuels as the surviving entity. Biogold Fuels will continue its business under the name Biogold Fuels Corporation as a subsidiary of Cab-Tive and will retain its Certificate of Incorporation and Bylaws. The officers and directors of Biogold Fuels prior to the Merger will remain the officers and directors of Biogold Fuels after the Merger. Following the Merger, the separate existence of Subsidiary ceased. Unless the context otherwise requires, “Company,” “we,” “our,” or “us” shall refer to Cab-Tive and Biogold Fuels on a combined basis.

Pursuant to the terms of the Merger Agreement, Cab-Tive will acquire the majority of the outstanding shares of Common Stock of Biogold Fuels (“Biogold Fuels Common Stock”) for shares of Common Stock of Cap-Tive, par value $0.001 per share of Cab-Tive (“Cap-Tive Common Stock”). At or after the closing of the Merger (“Closing”), in exchange for the Biogold Fuels Common Stock, Cab-Tive will issue to the stockholders of Biogold Fuels (“Biogold Fuels Stockholders”) up to 80,800,000 shares of Cab-Tive Common Stock. Each outstanding share of Biogold Fuels Common Stock will be converted into the right to receive 1.5278616636 shares of Cab-Tive Common Stock and each outstanding option and warrant to purchase one (1) share of Biogold Fuels Common Stock will be assumed by Cab-Tive and was converted into an option or warrant to purchase 1.5278616636 shares of Cab-Tive Common Stock (with the exercise price being adjusted accordingly).

Prior to the Closing, Biogold Fuels had Common Stock, options and warrants issued and outstanding as follows:

ཉ	52,884,369 shares of Common Stock.
ཉ	Options to purchase 750,000 shares of Common Stock at exercise price of $0.35 per share.
ཉ	Warrants to purchase 1,803,000 shares of Common Stock at exercise prices ranging from $0.01 to $1.00 per share.

Accordingly, after the Closing, and assuming no Biogold Fuels Stockholder elects dissenter’s rights, the Biogold Fuels Stockholders will own 80,800,000 shares of Cab-Tive Common Stock and the current Cab-Tive stockholders owned 20,200,000 shares of Cab-Tive’s Common Stock. On a percentage basis, the Biogold Fuels stockholders own approximately 80% of the total outstanding shares of Cab-Tive’s Common Stock, and the current Cab-Tive stockholders own approximately 20% of the total outstanding shares of Cab-Tive’s Common Stock.

The ownership interests of the Biogold Fuels stockholders and the current Cab-Tive stockholders will be subject to dilution upon exercise, if any, of the outstanding Biogold Fuels options and warrants that were assumed by Cab-Tive in connection with the Merger. Accordingly, on a fully diluted basis, after the exercise of all outstanding options and warrants, the holders of Biogold Fuels’s Common Stock will own approximately 83% of Cab-Tive’s Common Stock, and the current Cab-Tive stockholders will own approximately 17% of the Cab-Tive’s Common Stock. Accordingly, the Biogold Fuels stockholders have approximately 80% of the total combined voting power of all classes of Cab-Tive stock entitled to vote.

Effective as of the Closing, (i) Brian Blaszczak Cab-Tive’s current President, Treasurer, and Secretary, resigned such positions; however, he will remain a director of the Company, and (ii) the following were appointed as directors and officers:

ཉ	Steve Racoosin, CEO and Director
ཉ	Chris Barsness, CFO and Secretary
Brian Blaszczak, Director

Cab-Tive plans to promptly seek approval from its stockholders to elect such other persons to the Board of Directors that may be designated by the Directors and change Cab-Tive’s corporate name to Biogold Fuels Corporation (collectively the “Actions”).

The issuance of the Cap-Tive Common Stock to the Biogold Fuels Stockholders was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2).

Except for the Merger Agreement and the transactions contemplated by that agreement, neither Cab-Tive, nor its directors and officers, had any material relationships with Biogold Fuels, its officers, directors or principal stockholders.

Cab-Tive and Biogold Fuels are headquartered in Los Angeles, California and will continue to trade under the Cab-Tive name and ticker symbol until the completion of the corporate name change to Biogold Fuels Corporation and the other Actions.

VOTING SECURITIES

Cab-Tive’s authorized capital consists of 700,000,000 shares of Common Stock, $0.001 par value, and 5,000,000 shares of preferred stock, $0.001 par value. Accordingly, after the Closing, and assuming no Biogold Fuels Stockholder elects dissenter’s rights, the Biogold Fuels Stockholders will own 80,800,000 shares of Cab-Tive Common Stock and the current Cab-Tive stockholders owned 20,200,000 shares of Cab-Tive’s Common Stock. On a percentage basis, the Biogold Fuels stockholders own approximately 80% of the total outstanding shares of Cab-Tive’s Common Stock, and the current Cab-Tive stockholders own approximately 20% of the total outstanding shares of Cab-Tive’s Common Stock.

The ownership interests of the Biogold Fuels stockholders and the current Cab-Tive stockholders will be subject to dilution upon exercise, if any, of the outstanding Biogold Fuels options and warrants that were assumed by Cab-Tive in connection with the Merger. Accordingly, on a fully diluted basis, after the exercise of all outstanding options and warrants, the holders of Biogold Fuels’s Common Stock will own approximately 83% of Cab-Tive’s Common Stock, and the current Cab-Tive stockholders will own approximately 17% of the Cab-Tive’s Common Stock. Accordingly, the Biogold Fuels stockholders have approximately 80% of the total combined voting power of all classes of Cab-Tive stock entitled to vote.

The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the holders of Common Stock. Subject to preferences applicable to any outstanding preferred stock, if any, holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefore. In the event of a liquidation, dissolution or winding up of Cab-Tive, the holders of Common Stock are entitled to share ratably all assets remaining after payment of liabilities and the liquidation preference of any preferred stock, if any. Holders of Common Stock have no preemptive or subscription rights, and there are no redemption or conversion rights with respect to such shares. All outstanding shares of Common Stock are fully paid and non-assessable.

In the event of any liquidation, dissolution or winding up of Cab-Tive, the assets of Cab-Tive available for distribution to shareholders will be distributed among the holders of preferred stock, if any, and the holders of any other class of equity securities of Cab-Tive, including its common stock, pro rata, on an as-converted-to-common-stock basis, after the payment to the holders of Cab-Tive Common Stock of a di minimus par value amount.

The holders of Cab-Tive Common Stock are entitled to dividends in the event that Cab-Tive pays cash or other dividends in property to holders of outstanding shares of its common stock, which dividends would be made pro rata, on an as-converted-to-common-stock basis.

DIRECTORS AND EXECUTIVE OFFICERS

As of the Corporate Actions on November 9, 2007, the following lists the name, age and business experience of each of the Cab-Tive’s directors and executive officers.

Name	Age	Position
Steve Racoosin	53	Chief Executive Officer and Director
Chris Barsness	34	Chief Financial Officer and Secretary
Brian Blaszczak	46	Director

Steve Racoosin - Chief Executive Officer and Board Member. Mr. Racoosin has served as CEO of the Company since 2007. In 2002 Mr. Racoosin founded World Waste of America, Inc., which later became World Waste Technologies, Inc., a publicly-traded waste-processing company. A high tech visionary, Mr. Racoosin brings over 30 years experience in energy development projects, landfill operations, and alternative waste solutions. Mr. Racoosin was the Founder and CEO/President of Full Circle Industries, Inc., our predecessor company. Mr. Racoosin's past research efforts include pressurized steam classification technologies for municipal solid waste in addition to bio-mass to liquid fuels and pyrolysis/gasification technologies. Mr. Racoosin's background includes landfill land management activities with R. E. Wolfe enterprises and San Bernardino County. Mr. Racoosin has been a member of the International Union of Operation Engineers and the Iron Workers Union. Mr. Racoosin's substantial experience in business includes project conception, finance, design, and construction giving him a broad range of knowledge in critical business processes involved in the conversion of waste to energy production and waste contract procurement experience. Mr. Racoosin has demonstrated and continues to demonstrate his commitment to the 'zero waste' concept.

Chris Barsness - Chief Financial Officer and Secretary. Mr. Barsness has served as a management, legal and financial consultant to the Company since May 2006, as well as serving as an officer of the company. Mr. Barsness brings a wide variety of legal, finance, accounting, and management experience to the company. He is a licensed California attorney. From 2005-2006, he worked as an associate attorney in the employment and international departments of Adelson, Testan, & Brundo, a private law firm, in their San Bernardino, California office. From 2003-2005, he worked as an associate attorney for Grancell, Lebovitz, Stander, Barnes, & Reubens in their Riverside, California offices. From 2002-2003, he was the Chief Financial Officer and General Counsel for Mo-bility Inc., a private medical device manufacturer located in La Jolla, California. He also served as a consultant and controller for Mo-bility Inc. from 2000-2002. Currently, he is the sole partner at the Law Office of Chris Barsness, a private law firm located in Los Angeles, California that he formed in 2002. From 2005 until currently, he has served as the Chairman and CEO of Executive Estates Realty Group Inc., a private real estate company located in Los Angeles, California that he founded in 2005. He holds a Juris Doctor from the University of San Diego School of Law, a Masters in Business Administration, emphasis in Finance, from University of San Diego School of Business, and a Bachelor of Science from Arizona State University. He is also a licensed California real estate broker.

Brian Blaszczak, Director. Mr. Brian Blaszczak has over fourteen years of executive level experience working for public and private companies on a domestic and international basis. Prior to joining Cab-tive Advertising, Inc., Mr. Blaszczak was the Chief Operating Officer of Taxi Vision Media Inc. He was responsible for daily operations of the out-of-home media division and direct reports included three branch offices across North America. From 1996 to 2000 he was the Vice President of North American Operations for Telpac Industries Inc., a publicly traded company specializing in the development and exploitation of telecommunication technologies in China. Mr. Brian Blaszczak was instrumental in the growth of the company from inception to becoming a publicly traded company. From 1991 to 1996, he was the Founder and President of Versailles Group Ltd, a company engaged in trading commodities between the United States and Russia. From 1989 to 1991, Mr. Brian Blaszczak was the Financial Analyst for Kelpie Industries Ltd, an Australian-based company developing a pick-up truck with a bed that lowers to ground level. Prior to 1989, he worked for a large accounting firm and a computer company. He received a Bachelor of Business Administration degree in finance from Western Michigan University in 1983.

Director Compensation. Directors are reimbursed any expenses incurred by attending Board of Directors’ meetings. They are not currently paid any other compensation for their service on the Board. The Company has entered into indemnification agreements with each of its directors.

DISCLOSURES

The Company is not aware of any current substantial interest, direct or indirect, by security holdings or otherwise, of: i) any of the Company’s current or prior officers or directors, ii) any nominee for election as a director of the Company, or iii) any associate of the persons mentioned in subsections i) and ii) above. The Company’s current and future directors and officers may have a substantial interest in the 2008 Equity Incentive Plan, as they may be granted stock or stock options under the Plan; however, they do not have any current interests.

The Company is not aware of any director of the Company who has informed the Company in writing that he or she intends to oppose any action to be taken by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding Cab-Tive’s common stock beneficially owned on November 9, 2007, for (i) each stockholder known to be the beneficial owner of 5% or more of Cab-Tive’s outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, after giving effect to the Merger. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of November 9, 2007, the Company expects to have 101,000,000 shares of common stock outstanding, provided no shareholders elect dissenter’s rights.

Name of Beneficial Owner	Amount	Percent
Philip S. Frederick Voelker	15,278,617	15%
Daniel Najor	15,278,617	15%
Steve Racoosin, CEO & Director (1)	14,147,540	14%
Chris Barsness, CFO (2)	4,354,406	4%

Brian Blaszczak, Director	200,000	Less than 1%
All Executive Officers and Directors As a Group (3 persons)	18,701,946	19%

(1)	Includes shares held by One World Zero Waste, LLC of which Mr. Racoosin is the beneficial owner as sole member and manager.
(2)	Includes 1,145,895 shares issuable upon exercise of an option to purchase shares for $0.35 per share held by Mr. Barsness.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Cab-Tive’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of Cab-Tive’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of Cab-Tive’s securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of Cab-Tive’s common stock are required by SEC regulations to furnish Cab-Tive with copies of all Section 16(a) forms that they file. Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to Cab-Tive, or written representations that no reports were required, Cab-Tive believes that for the fiscal quarter ended September 30, 2007 beneficial owners complied with the Section 16(a) filing requirements applicable to them in that each officer, director and beneficial owner of 10% or more of Cab-Tive’s securities filed a Form 3 with the SEC and has had no change of ownership since such filing.

COPIES OF INFORMATION STATEMENT

Only one Information Statement is being delivered to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. We hereby undertake promptly to deliver, upon written or oral request, a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered. In order to request additional copies of this Information Statement or to request delivery of a single copy of this Information Statement if you are receiving multiple copies, please contact us by mail at 1800 Century Park E, Suite 600, Los Angeles, CA 90067.

ADDITIONAL INFORMATION

We file annual reports on Form 10-KSB, quarterly reports of Form 10-QSB, current reports on Form 8-K or Form 8-K/A, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 for further information on the operation of the SEC’s Public Reference Room. The SEC also maintains an internet site that contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC. The address of the SEC’s web site is www.sec.gov.

The following documents as filed with the Commission by the Company are incorporated herein by reference:

Annual Report on Form 10-KSB for the year ended December 31, 2006;
Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007;
Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007
Quarterly Report on Form 10-QSB for the quarter ended September 30;
Current Reports on Form 8-K dated as of October 19, 26, 2007 and November 1, 2007; and
Current Report of Form 8-K/A dated as of November 6, 2007.

By Order of the Board of Directors,

/s/ Steve Racoosin

Steve Racoosin
Chief Executive Officer & Director

Date:  November 13, 2007

EXHIBIT A
Amended Articles of Incorporation

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Cab-tive Advertising, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The name of the corporation shall be: Biogold Fuels Corporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 58%

4. Effective date of filing (optional): ____________ (must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: **X** [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.385 Amend 2007
Revised on: 01/01/07

EXHIBIT B
Biogold Fuels Corporation
2008 Equity Incentive Plan

BIOGOLD FUELS CORPORATION

2008 EQUITY INCENTIVE PLAN

- i -

(c)	Attribution Rules	5
(d)	Outstanding Stock	5

SECTION 5. STOCK SUBJECT TO PLAN.		5

(a)	Basic Limitation	5
(b)	Additional Shares	5

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.		5

(a)	Stock Purchase Agreement	5
(b)	Duration of Offers	5
(c)	Purchase Price	5
(d)	Payment for Shares	6
(e)	Exercise of Awards on Termination of Service	6

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED		6

(a)	Form and Amount of Award	6
(b)	Exercisability	6
(c)	Effect of Change in Control	7
(d)	Voting Rights	7

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.		7

(a)	Stock Option Agreement	7
(b)	Number of Shares	7
(c)	Exercise Price	7
(d)	Exercisability	7
(e)	Effect of Change in Control	7
(f)	Term	7
(g)	Exercise of Options on Termination of Service	7
(h)	Payment of Option Shares	8
(i)	Modification, Extension and Assumption of Options	8

SECTION 9. ADJUSTMENT OF SHARES.		8

(a)	General	8
(b)	Reorganizations	9
(c)	Reservation of Rights	9

SECTION 10. WITHHOLDING TAXES.		9

(a)	General	9
(b)	Share Withholding	9
(c)	Cashless Exercise/Pledge	9
(d)	Other Forms of Payment	9

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS.		9

(a)	General	9
(b)	Trusts	9

- ii -

SECTION 12. LEGAL REQUIREMENTS.		10

SECTION 13. NO EMPLOYMENT RIGHTS.		10

SECTION 14. DURATION AND AMENDMENTS.		10

(a)	Term of the Plan	10
(b)	Right to Amend or Terminate the Plan	10
(c)	Effect of Amendment or Termination	10

- iii -

BIOGOLD FUELS CORPORATION

2008 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE.

The purpose of the Biogold Fuels Corporation 2008 Equity Incentive Plan (the “Plan”) is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company, and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company’s Common Stock. Awards may be granted under this Plan in reliance upon federal and state securities law exemptions.

SECTION 2. DEFINITIONS.

(a) “Award” shall mean any award of an Option, Restricted Share or other right under the Plan.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(c) “Change in Control” shall mean:

(i) The consummation of a merger, consolidation, sale of the Company’s stock, or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or

(ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

(iii) The term Change in Control shall not include: (a) a transaction the sole purpose of which is to change the state of the Company’s incorporation, or (b) the Company’s initial public offering.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean the Compensation Committee of the Board of Directors or any other committee which is authorized by the Board of Directors to administer the Plan under Section 3.

(f) “Common-Law Employee” shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

(g) “Company” shall mean Biogold Fuels Corporation, a Nevada corporation.

(h) “Employee” shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

(i) “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

(j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

(k) “Fair Market Value” means the market price of Shares, determined by the Committee as follows:

(i)  If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last trade price or the closing bid price for the stock as quoted on such date;

(ii)  If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;

(iii)  If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

(iv)  If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(l) “Incentive Stock Option” or “ISO” shall mean an employee incentive stock option described in Code section 422(b).

(m) “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(n) “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(o) “Option” shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(p) “Optionee” shall mean an individual or estate who holds an Option.

(q) “Outside Director” shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

(r) “Participant” shall mean an individual or estate who holds an Award.

(s) “Plan” shall mean this 2008 Equity Incentive Plan of Biogold Fuels Corporation.

(t) “Plan Year” shall mean any twelve (12) month period (or shorter period during the final year of this Plan) commencing November 15 during the term of this Plan.

(u) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(v) “Restricted Share” shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

(w) “Service” shall mean service as an Employee.

(x) “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

(y) “Stock” shall mean the common stock of the Company.

(z) “Stock Award Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

(aa) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

(bb) “Stock Purchase Agreement” shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(cc) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(dd) “Total and Permanent Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(ee) “W-2 Payroll” means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. “W-2 Payroll” does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a “W-2 Payroll” shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION 3. ADMINISTRATION.

(a) Committee Membership. The Plan shall be administered by the Compensation Committee (the “Committee”) appointed by the Company’s Board of Directors and comprised of at least two (2) or more Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.

(b) Committee Procedures. The Board of Directors shall designate one (1) of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

(c) Committee Responsibilities. The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.

(d) Committee Liability. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

(e) Financial Reports. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements, including a balance sheet, regarding the Company’s financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.

(a) General Rule. Only Employees shall be eligible for designation as Participants by the Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

(b) Ten-Percent Shareholders. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of ten (10) years from the date of grant.

(c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

(d) Outstanding Stock. For purposes of Subsection (b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding Stock” shall not include shares authorized for issuance under outstanding Options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed Ten Million (10,000,000) shares of Authorized Common Stock of the Company.

In any event, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant if such right was communicated to the Offeree by the Committee.

(c) Purchase Price. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% shareholders), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.

(d) Payment for Shares. The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

(i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee’s representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, and as permitted by applicable law, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

(iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(iv) Other Forms of Payment. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(e) Exercise of Awards on Termination of Service. Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient’s Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION 7. ADDITIONAL TERMS AND CONDITIONS OF RESTRICTED SHARES.

(a) Form and Amount of Award. Each Stock Award Agreement shall specify the number of Shares that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

(b) Exercisability. Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable no less rapidly than the rate of 20% per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Committee in its sole discretion.

(c) Effect of Change in Control. The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

(d) Voting Rights. Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

(c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option is not subject to any minimum price and the exercise price does not have to be determined based on the Fair Market Value of a Share. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

(d) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of twenty percent (20%) per year for each of the first five (5) years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

(e) Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant. Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

(g) Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least sixty (60) days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six (6) months if the Optionee’s Service terminates due to death or Disability.

(h) Payment of Option Shares. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

(i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee’s representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, and to the extent allowable to applicable law, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

(iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(iv) Other Forms of Payment. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(i) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION 9. ADJUSTMENT OF SHARES.

(a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in Section 9(c), in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

(b) Reorganizations. In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, provided however, that the limitations set forth in Section 9(c) shall apply.

(c) Reservation of Rights. Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. WITHHOLDING TAXES.

(a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

(c) Cashless Exercise/Pledge. The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee’s withholding obligation by cashless exercise or pledge.

(d) Other Forms of Payment. The Committee may permit such other means of tax withholding as it deems appropriate.

SECTION 11. ASSIGNMENT OR TRANSFER OF AWARDS.

(a) General. An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution.

(b) Trusts. Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant’s death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION 12. LEGAL REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed.

SECTION 13. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason.

SECTION 14. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

(c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

[END OF PLAN]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

BIOGOLD FUELS CORPORATION
2008 Equity Incentive Plan

INCENTIVE STOCK OPTION AGREEMENT

Biogold Fuels Corporation (the “Company”), hereby grants an Option to purchase shares of its common stock (“Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s 2008 Equity Incentive Plan (the “Plan”).

Date of Grant:  ____________________

Name of Optionee: ____________________

Optionee’s Social Security Number: ____________________

Number of Shares Covered by Option: ____________________

Exercise Price per Share: $____________________
[must be at least 100% fair market value on Date of Grant]

Vesting Start Date: ____________________

☐	Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached.

Optionee:          _______________________
(Signature)

Company:         _______________________
(Signature)

Title: _______________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

BIOGOLD FUELS CORPORATION
2008 Equity Incentive Plan

INCENTIVE STOCK OPTION AGREEMENT

Incentive Stock Option	This Option is intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting
No Shares will vest until you have performed _________ (____) months of Service from the commencement of your employment with the Company. Your Option shall vest as to ________ of the Shares on the date _______ (____) months from the Vesting Start Date as shown on the cover sheet. Thereafter, Shares shall vest at the rate of _______ of the Shares at the end of each full month thereafter. After you have completed _________ (____) months of Service, the number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of full months of your continuous employment with the Company (“Service”) (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times ________. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

You should note that you may exercise the Option prior to vesting. In that case, the Company has a right to repurchase the unvested shares at the original exercise price if you terminate employment before vesting in all shares you purchased. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election must be filed within thirty (30) days of the date you exercise.

Term
Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

Regular Termination
If your Service terminates for any reason except death, Disability or for “Cause,” your Option will expire at the close of business at Company headquarters on the 30th day after your termination date. During that 30-day period, you may exercise that portion of your Option that was vested on your termination date.

Death
If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death.

Disability
If your Service terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. (However, if your Disability is not expected to result in death or to last for a continuous period of at least twelve (12) months, your Option will be eligible for ISO tax treatment only if it is exercised within three (3) months following the termination of your Service.) During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

“Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence
For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating thirty (30) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

Notice of Exercise
When you wish to exercise this Option, you must execute Exhibit A (and, if exercise is prior to vesting, you must also execute Exhibits B and D). Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment
When you submit Exhibit A, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms at the discretion of the committee:

• Your personal check, a cashier’s check or a money order.

• Shares which you have owned for six (6) months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

• To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

• Any other form of legal consideration approved by the Committee.

Withholding Taxes
You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

Restrictions on Resale
By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) one hundred eighty (180) days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the “Securities Act”), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal
In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within thirty(30) days after the date when the Transfer Notice was received by the Company. The Company’s rights under this Subsection shall be freely assignable, in whole or in part.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than sixty (60) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

Right of Repurchase
Following termination of your Service for any reason, the Company shall have the right to purchase all of those vested Shares that you have or will acquire under this Option (unvested Shares which have been exercised are subject to a Repurchase Option set forth in Exhibit A). If the Company fails to provide you with written notice of its intention to purchase such Shares before or within thirty (30) days of the date the Company receives written notice from you of your termination of Service, the Company’s right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within sixty (60) days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the higher of the fair market value of the Shares on the date of purchase or the aggregate Exercise Price for such Shares and shall be paid in cash. The Company’s right of repurchase shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market. The fair market value shall be determined by the Board of Directors in its sole discretion.

Transfer of Option
Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

Retention Rights	This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

Shareholder Rights
Neither you, nor your estate or heirs, have any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments
In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends	All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 11, “Purchaser’s Investment Representations” of Attachment A and that you can and hereby do make the same representations with respect to the grant of this Option.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

BIOGOLD FUELS CORPORATION
2008 Equity Incentive Plan

NONSTATUTORY STOCK OPTION AGREEMENT

Biogold Fuels Corporation (the “Company”), hereby grants an Option to purchase shares of its common stock (“Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s Equity Incentive Plan (the “Plan”).

Date of Grant: _______________________

Name of Optionee: _______________________

Optionee’s Social Security Number: _______________________

Number of Shares Covered by Option: _______________________

Exercise Price per Share: $_______________________

Vesting Start Date: _______________________

☐ Check here if Optionee is a 10% owner (so that exercise price must be 100% of fair market value).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached.

Optionee:         _______________________
(Signature)

Company:        _______________________
(Signature)

Title: _______________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

BIOGOLD FUELS CORPORATION
2008 Equity Incentive Plan

NONSTATUTORY STOCK OPTION AGREEMENT

Nonstatutory Stock Option	This Option is not intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting
No Shares will vest until you have performed _______ (____) months of Service from the commencement of your employment with the Company. Your Option shall vest as to _______ of the Shares on the date _______ (____) months from the Vesting Start Date as shown on the cover sheet. Thereafter, Shares shall vest at the rate of ________ of the Shares at the end of each full month thereafter. After you have completed ________ (____) months of Service, the number of Shares which vest under this Option at the Exercise Price shall be equal to the product of the number of full months of your continuous employment with the Company (“Service”) (including any approved leaves of absence) from the Vesting Start Date times the number of Shares covered by this Option times ________. The resulting number of Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

You should note that you may exercise the Option prior to vesting. In that case, the Company has a right to repurchase the unvested shares at the original exercise price if you terminate employment before vesting in all shares you purchased. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election must be filed within thirty (30) days of the date you exercise.

Term
Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

Regular Termination
If your Service terminates for any reason except death, Disability, or for “Cause” your Option will expire at the close of business at Company headquarters on the 30th day after your termination date. During such 30-day period, you may exercise that portion of your Option that was vested on your termination date.

Death
If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six-month period, your estate or heirs may exercise that portion of your Option that was vested on your date of death.

Disability
If your Service terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six (6) months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on your date of Disability.

“Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence
For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating thirty (30) days after you went on leave, unless your right to return to work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you immediately return to Service. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

Notice of Exercise
When you wish to exercise this Option, you must execute Exhibit A (and if exercise is prior to vesting you must also execute Exhibits B and D). Your Exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment
When you submit Exhibit A, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms at the discretion of the committee:

• Your personal check, a cashier’s check or a money order.

• Shares which you have owned for six (6) months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

• To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

• Any other form of legal consideration approved by the Committee.

Withholding Taxes
You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

Restrictions on Resale
By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. In particular, the Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

Furthermore, in respect of any underwritten public offering by the Company, you agree that you will not sell or otherwise transfer or dispose of any Shares covered by this Option during a reasonable and customary period of time as agreed to by the Company and the underwriters, not to exceed the greater of (a) one hundred eighty (180) days following the effective date of the registration statement of the Company filed under the Securities Act in respect of such offering and (b) such other period of time as agreed to by holders of a majority of the then outstanding Shares. By signing this Agreement you agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period.

If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the “Securities Act”), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal
In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

The Company’s rights under this Subsection shall be freely assignable, in whole or in part.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than sixty (60) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares.

Right of Repurchase
Following termination of your Service for any reason, the Company shall have the right to purchase all of those vested Shares that you have or will acquire under this Option (unvested Shares which have been exercised are subject to a Repurchase Option set forth in Exhibit A). If the Company fails to provide you with written notice of its intention to purchase such Shares before or within thirty (30) days of the date the Company receives written notice from you of your termination of Service, the Company’s right to purchase such Shares shall terminate. If the Company exercises its right to purchase such Shares, the Company will consummate the purchase of such Shares within sixty (60) days of the date of its written notice to you. The purchase price for any Shares repurchased shall be the higher of the fair market value of the Shares on the date of purchase or the aggregate Exercise Price for such Shares and shall be paid in cash. The Company’s right of repurchase shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq National Market. The fair market value shall be determined by the Board of Directors in its sole discretion.

Transfer of Option
Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

Retention Rights	This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

Shareholder Rights
Neither you, nor your estate or heirs, have any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments
In the event of a stock split, a stock dividend or a similar change in the Company Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends	All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

The Plan and Other Agreements
The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 11, “Purchaser’s Investment Representations” of Attachment A and that you can and hereby do make the same representations with respect to the grant of this Option.

EXHIBIT A

BIOGOLD FUELS CORPORATION

Notice of Exercise and Common Stock Purchase Agreement

THIS AGREEMENT is dated as of ___________, ____, between Biogold Fuels Corporation, a Nevada corporation (the “Company”), and _________________ (“Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company and Purchaser are parties to that certain ___ Incentive ___ Nonstatutory Stock Option Agreement dated as of ___________, ____ (the “Option Agreement”) pursuant to which the Purchaser has the right to purchase up to ___________________ shares of the Company’s common stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the Biogold Fuels Corporation 2008 Equity Incentive Plan (the “Plan”). Certain capitalized terms used in this Agreement are defined in the Plan.

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1: PURCHASE OF SHARES.

(a) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser ________________ shares of the Company’s common stock (the “Stock”) for the Exercise Price per share specified in the Option Agreement payable by personal check, cashier’s check or money order, if permitted by the Option Agreement, as follows: _______________________________. Payment shall be delivered at the Closing, as such term is hereinafter defined.

(b) The closing hereunder (the “Closing”) shall occur at the offices of the Company on __________, ____, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 2: REPURCHASE OPTION

All unvested shares of the Stock purchased by the Purchaser pursuant to this Agreement (sometimes referred to as the “Repurchase Option Stock”) shall be subject to the following option (the “Repurchase Option”):

(a) In the event the Purchaser terminates service with the Company (“Service”) for any reason, with or without cause, the Company may exercise the Repurchase Option.

(b) Purchaser understands that the Stock is being sold in order to induce Purchaser to become and/or remain associated with the Company and to work diligently for the success of the Company and that the Repurchase Option Stock will continue to vest in accordance with the schedule set forth in the Option Agreement. Accordingly, the Company shall have the right at any time within ninety (90) days after the termination of Service to purchase from the Purchaser all shares of Stock purchased hereunder which have not vested in accordance with the terms of such vesting schedule in the Option Agreement. The purchase price for such unvested shares of Repurchase Option Stock shall be the Exercise Price per share paid by Purchaser for such shares pursuant to the Option (the “Option Price”). The purchase price shall be paid by certified or cashier’s check or by cancellation of any indebtedness of Purchaser to the Company.

(c) Nothing in this Agreement shall be construed as a right by purchaser to be employed by Company, or a parent or subsidiary of Company.

SECTION 3: EXERCISE OF REPURCHASE OPTION

The Repurchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 16 of this Agreement and to the Escrow Agent as provided in Section 16 of the Joint Escrow Instructions attached as Exhibit B to the Option Agreement.

SECTION 4: WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE OPTION

If the Company waives or fails to exercise the Repurchase Option as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Option to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine. In the event of such an assignment, the assignee shall pay to the Company in cash an amount equal to the fair market value of the Repurchase Option. The Company shall promptly, upon expiration of the 90-day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Option assigned to such stockholders and shall notify both the Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within ninety (90) days from the date of cessation of continuous employment. In the event that the Company and/or such assignees do not elect to exercise the Repurchase Option as to all or part of the shares subject to it, the Repurchase Option shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION 5: ESCROW OF SHARES

(a) As security for Purchaser’s faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser’s shares upon exercise of the Repurchase Option herein provided for, Purchaser agrees at the Closing hereunder, to deliver to and deposit with the Escrow Agent named in the Joint Escrow Instructions attached to the Option Agreement as Exhibit B, the certificate or certificates evidencing the Option Stock subject to the Repurchase Option and two Assignments Separate from Certificate duly executed (with date and number of shares in blank) in the form attached to the Option Agreement as Exhibit D. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions, which instructions shall also be delivered to the Escrow Agent at the Closing hereunder.

(b) Within thirty (30) days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent will deliver to Purchaser certificates representing so many shares of Stock as are no longer subject to the Repurchase Option (less such shares as have been previously delivered). Ninety (90) days after cessation of Purchaser’s employment with the Company the Company will direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Option (less such shares as have been previously delivered).

SECTION 6: ADJUSTMENT OF SHARES

Subject to the provisions of the Articles of Incorporation of the Company, if, from time to time during the term of the Repurchase Option:

(a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or

(b) there is any consolidation, merger or sale of all or substantially all, of the assets of the Company,

then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to such Repurchase Option with the same force and effect as the shares of Option Stock from time to time subject to the Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Option Stock upon exercise of the Repurchase Option shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.

SECTION 7: THE COMPANY’S RIGHT OF FIRST REFUSAL.

Before any shares of Stock registered in the name of Purchaser and not subject to the Repurchase Option may be sold or transferred, such shares shall first be offered to the Company as set forth in the Option Agreement.

SECTION 8: PURCHASER’S RIGHTS AFTER EXERCISE OF REPURCHASE OPTION OR RIGHT OF FIRST REFUSAL.

If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 9: TRANSFER BY PURCHASER TO CERTAIN TRUSTS.

Purchaser shall have the right to transfer all or any portion of Purchaser’s interest in the shares issued under this Agreement which have been delivered to Purchaser under the provisions of Section 5 of this Agreement, to a trust established by Purchaser for the benefit of Purchaser, Purchaser’s spouse or Purchaser’s children, without being subject to the provisions of Section 7 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of Exhibit C attached to the Option Agreement and file the same with the Secretary of the Company.

SECTION 10: LEGEND OF SHARES.

All certificates representing the Stock purchased under this Agreement shall, where applicable, have endorsed thereon the legends set forth in the Option Agreement and any other legends required by applicable securities laws.

SECTION 11: PURCHASER’S INVESTMENT REPRESENTATIONS.

(a) This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Stock.

(b) Purchaser understands that the Stock will not be registered or qualified under federal or state securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under federal or state securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c) Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Stock under federal or state securities laws or (B) appropriate action necessary for compliance with the federal or state securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.

(d) With respect to a transaction occurring prior to such date as the Plan and Stock thereunder are covered by a valid Form S-8 or similar federal registration statement, this subsection shall apply unless the transaction is covered by the exemption in California Corporation Law or a similar broad based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act of 1933) under the Securities Act of 1933 is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act of 1933 may be made only in limited amounts in accordance with the terms and conditions of that Rule.

SECTION 12: ASSISTANCE TO PURCHASER UNDER RULE 144.

The Company covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act of 1933, and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Stock, it will make publicly available the information required by Rule 144(c)(2); (b) it will furnish Purchaser, upon request, with all information required for the preparation and filing of Form 144; and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of materially adverse information, required to permit Purchaser to make the required representations in Form 144.

SECTION 13: NO DUTY TO TRANSFER IN VIOLATION HEREUNDER.

The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 14: RIGHTS OF PURCHASER.

Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

SECTION 15: OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 16: NOTICE.

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 17: SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Repurchase Option or rights of first offer described herein shall not constitute a waiver of any other Repurchase Option or right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 18: APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION 19: NO STATE QUALIFICATION.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

SECTION 20: NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

SECTION 21: ENTIRE AGREEMENT.

This Agreement and the Option Agreement constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Biogold Fuels Corporation	Purchaser

By: ________________________________________
Its: ________________________________________

EXHIBIT B
Joint Escrow Instructions

 _________, _____

Secretary
_____________________

Dear Sir or Madam:

As Escrow Agent for both Biogold Fuels Corporation, a Nevada corporation (the “Company”), and ___________________ (“Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Common Stock Purchase Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached as Exhibit B to a certain Stock Option dated _________________ (“Option Agreement”), in accordance with the following instructions:

1. In the event the Company shall elect to exercise the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice as provided in the Agreement. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice, including prompt delivery of stock certificates.

2. At the closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by certified or bank cashier’s check) for the number of shares being purchased pursuant to the exercise of the Repurchase Option.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.

4. In accordance with the terms of Section 5 of the Agreement, you may from time to time deliver to Purchaser a certificate or certificates representing so many shares as are no longer subject to the Repurchase Option.

5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged from all further obligations hereunder.

7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.

13. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice of each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.

14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled.

17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

18. This instrument shall be governed by and construed in accordance with the laws of the State of California.

19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

Biogold Fuels Corporation

By:

ESCROW AGENT:	PURCHASER:

EXHIBIT C

Acknowledgment of and Agreement to be Bound

By the Notice of Exercise and Common Stock Purchase Agreement of

BIOGOLD FUELS CORPORATION

The undersigned, as transferee of shares of Biogold Fuels Corporation, a Nevada corporation, hereby acknowledges that he or she has read and reviewed the terms of the Notice of Exercise and Common Stock Purchase Agreement of Biogold Fuels Corporation and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.

Dated: ____________________, ______.

By

EXHIBIT D

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED _________________________________ hereby sells, assigns and transfers unto _________________________ ________________________ (________) shares of the Common Stock of Biogold Fuels Corporation (the “Company”), standing in __________ name on the books of the Company represented by Certificate No. ___________ herewith and hereby irrevocably constitutes and appoints ________________ Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated: ____________________, ______.